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                                 PROMISSORY NOTE


$300,000                                                    Louisville, Kentucky
                                                                  March 28, 2001


      FOR VALUE RECEIVED, the undersigned, [i] THERMOVIEW INDUSTRIES, INC., a Delaware corporation ("ThermoView"), [ii] AMERICAN HOME DEVELOPERS CO., INC., a California corporation ("AMERICAN HOME"), [iii] FIVE STAR BUILDERS, INC., a California corporation ("FIVE STAR"), [iv] KEY HOME CREDIT, INC., a Delaware corporation ("KEY HOME"), [v] KEY HOME MORTGAGE, INC., a Delaware corporation ("KEY HOME MORTGAGE"), [vi] LEINGANG SIDING AND WINDOW, INC., a North Dakota business corporation ("LEINGANG SIDING"), [vii] PRECISION WINDOW MFG., INC., a Missouri corporation ("PRECISION"), [viii] PRIMAX WINDOW CO., a Kentucky corporation ("PRIMAX"), [ix] ROLOX, INC., a Kansas corporation ("ROLOX"), [x] TD WINDOWS, INC., a Kentucky corporation ("TD WINDOWS"), [xi] THERMAL LINE WINDOWS, INC., a North Dakota corporation ("THERMAL LINE"), [xii] THERMOVIEW OF MISSOURI, INC., a Missouri corporation ("THERMOVIEW-MISSOURI"), [xiii] THERMO-TILT WINDOW COMPANY, a Delaware corporation ("THERMO-TILT"), [xiv]THERMO-SHIELD OF AMERICA (ARIZONA), INC., an Arizona corporation ("THERMO-SHIELD ARIZONA"), [xv] THERMO-SHIELD OF AMERICA (MICHIGAN), INC., a Michigan corporation ("THERMO-SHIELD MICHIGAN"), [xvi] THERMO-SHIELD COMPANY, LLC, an Illinois limited liability company ("THERMO-SHIELD COMPANY"), [xvii] THERMO-SHIELD OF AMERICA (WISCONSIN), LLC, a Wisconsin limited liability company ("THERMO-SHIELD WISCONSIN"), [xviii] THERMOVIEW ADVERTISING GROUP, INC., a Delaware corporation ("THERMOVIEW ADVERTISING") and [xix] THOMAS CONSTRUCTION, INC., a Missouri corporation ("THOMAS CONSTRUCTION"), (ThermoView, American Home, Five Star, Key Home, Key Home Mortgage, Leingang Siding, Precision, Primax, Rolox, TD Windows, Thermal Line, ThermoView-Missouri, Thermo-Tilt, Thermo-Shield Arizona, Thermo-Shield Michigan, Thermo-Shield Company, Thermo-Shield Wisconsin, ThermoView Advertising and Thomas Construction individually are referred to in this Agreement as a "MAKER" and collectively as the "MAKERS") having an address in care of ThermoView Industries, Inc., 5611 Fern Valley Road, Louisville, Kentucky 40228, hereby promises and agrees to pay to the order of STEPHEN A. HOFFMANN (hereinafter referred to as "LENDER"), having an address at 1383 Waxwing Place, Louisville, Kentucky 40222, the aggregate principal sum of $300,000 (the "LENDER'S LOAN") in lawful money of the United States of America, as hereinafter provided.

      The principal of this Note (the "NOTE") shall bear interest on the unpaid balance thereof at a fixed rate of six percent (6%) per annum.

      Principal and any accrued but unpaid interest on this Note shall be due and payable in full on June 30, 2004 (the "MATURITY DATE"). Interest shall be paid monthly commencing on June 30, 2001 and on the last day of each calendar month thereafter, with a final payment of all accrued but unpaid interest to be made on the earlier of (i) the Maturity Date and (ii) the date the principal balance of this Note is paid in full.

      Subject to the last sentence of this paragraph, principal of this Note may be repaid in whole or in part without penalty or premium at any time prior to maturity; PROVIDED, HOWEVER, that in such event (or in any event) Lender shall have no obligation to advance, and Makers shall have no right to reborrow, any amounts so repaid. All payments of principal and interest and any other sums due under this Note shall be made in immediately available funds to Lender at the address for Lender set forth in this Note or to such other person or at such other address as may be designated in writing by the holder of this Note. Makers shall not make any voluntary prepayments under this Note so long as any portion of the Senior Debt (as hereinafter defined) shall remain outstanding.

      It is understood and agreed that the occurrence and continuance of any one or more of the following events shall constitute a default under this Note: (A) the failure to pay or perform when and as due any obligations, liabilities, or indebtedness of any of the Makers of this Note to Lender (whether at maturity or by acceleration, and with no prior demand therefor by Lender being necessary except to the extent, if any, required under the express terms of the agreement, Note, or instrument governing such default); (B) a proceeding being filed by or commenced against (which remains undismissed for 60 days) any of the Makers for dissolution or liquidation, or voluntarily or involuntarily terminating or dissolving or being terminated or dissolved, or the sale of all or substantially all of the assets of any of the Makers; or (C) the appointment of a custodian, trustee, liquidator, or receiver for or for any of the property of, or an assignment for the benefit of creditors by or the filing of a petition under bankruptcy, insolvency, or debtor's relief law, or for any readjustment of indebtedness, composition, or extension by or against any of the Makers which, if not voluntary, remains undismissed for 60 days.

      Subject to the Subordination Provisions (as hereinafter defined), whenever there is a default under this Note the entire principal balance of this Note and any accrued and unpaid interest hereon, shall automatically become forthwith due and payable, without presentment, notice, protest, or demand of any kind (all of which are hereby expressly waived by each of the Makers), except, with respect to CLAUSE (A) above, for a written notice of acceleration.

      Except as specifically provided herein, each of the Makers and any other party who may become primarily or secondarily liable for any of the obligations of any of the Makers hereunder hereby waives presentment, demand, notice of dishonor, protest, notice of protest, and nonpayment, and further waives all exemptions to which they may now or hereafter be entitled under the laws of this or any other state or of the United States, and further agrees that the holder of this Note shall have the right, without notice, to deal in any way, at any time, with any Maker or with any other party who may become primarily or secondarily liable for any of the obligations of any of the Makers under this Note without waiving any rights the holder of this Note may have hereunder or by virtue of the laws of this state or any other state of the United States.

SUBORDINATION, PRIORITY AND PAYMENT OVER OF PROCEEDS IN CERTAIN EVENTS (THE REMAINING PROVISIONS (EXCLUDING THE LAST TWO PARAGRAPHS HEREIN) OF THIS NOTE BEING REFERRED TO HEREIN COLLECTIVELY AS THE "SUBORDINATION PROVISIONS"):

      (a) The Makers and Lender and any other holder of this Note (Lender and such holders being hereinafter referred to collectively as "HOLDERS") covenant and agree that all payments of the principal of and interest in respect of this Note shall be subordinated, to the extent and in accordance with the Subordination Provisions, to the prior payment in full of the Senior Debt. For purposes of this Section, the term "SENIOR DEBT" shall mean, (i) the Loan Agreement, dated as of August 31, 1998 between the Makers, GE Capital Equity Investments and the other lenders party thereto, as assignees of PNC Bank, N.A., as amended, restated, supplemented or otherwise modified from time to time, and
(ii) the Securities Purchase Agreement, dated as of July 8, 1999 between the Makers and GE Capital Equity Investments, Inc., as amended, restated, supplemented or otherwise modified from time to time, and each of CLAUSES (I) AND (II) above shall include principal of and premium, if any, and interest (including interest accruing at the rate provided for hereunder after the commencement of any proceedings of the type referred to in CLAUSE (B) hereof, whether or not an allowed claim in such proceeding) on all loans and other extensions of credit under, and all expenses, fees, reimbursements, indemnities and other amounts owing pursuant to the Senior Debt, and the term "SUBORDINATED DEBT" shall mean the Lender's Loan. Any of the foregoing to the contrary notwithstanding, the term "Senior Debt" shall not include any advances in excess of


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

$1,000,000 made after the date of this Note. The Makers and Lender further covenant and agree that all payments in respect of this Note shall be subordinated in accordance with the Subordination Provisions.

      (b) Upon payment or distribution of assets or securities of Makers of any kind or character, whether in cash, property or securities, upon any dissolution or winding up or total or partial liquidation or reorganization of any Maker, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Makers, the Senior Debt shall first be paid in full in cash, or payment provided for in cash or cash equivalents in a manner satisfactory to the Holders thereof, before any direct or indirect payments or distributions, including without limitation, by exercise of setoff, of any cash, property or securities on account of principal of (or premium, if any) or interest on the Subordinated Debt, and to that end the Senior Debt holder shall be entitled to receive directly, for application to the payment thereof (to the extent necessary to pay the Senior Debt in full after giving effect to any substantially concurrent payment or distribution to or provision for payment to the Senior Debt holder in respect of the Senior Debt), any payment or distribution of any kind or character, whether in cash, property or securities, in respect of the Subordinated Debt. The provisions of this Section shall not be applicable to payments made in accordance with the terms of this Note and received prior to the commencement of any such dissolution or winding up or total or partial liquidation or reorganization of any Maker, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Makers.

      (c) No direct or indirect payment by or on behalf of the Makers of principal of (premium, if any), or interest on, the Subordinated Debt, whether pursuant to the terms of Subordinated Debt, upon acceleration or otherwise, shall be made if at the time of such payment there exists (i) a default in the payment of all or any portion of principal of (premium, if any), interest on, fees or other amounts owing in connection with any Senior Debt or (ii) any default other than a default described in CLAUSE (i) above under any document or instrument governing or evidencing any Senior Debt, and in either case, such default shall not have been cured or waived in writing. So long as no such default or Event of Default exists in respect hereof or in respect of the Senior Debt, the Makers shall make, and the Lender may receive, (i) payments of interest on the Subordinated Debt when and as due, and (ii) a principal payment of the Subordinated Debt on or after the Maturity Date.

RIGHTS AND OBLIGATIONS OF HOLDERS:

      (a) In the event that, notwithstanding the foregoing provision prohibiting such payment or distribution, the Holders shall have received any payment on account of the Subordinated Debt at a time when such payment is prohibited by such provision before the Senior Debt is paid in full, then and in such event, such payment or distribution shall be received and held in trust by the Holders apart from their other assets and paid over or delivered to the holders of the Senior Debt remaining unpaid to the extent necessary to pay in full in cash the principal of (premium, if any), and interest on, such Senior Debt in accordance with its terms and after giving effect to any concurrent payment or distribution to the holders of such Senior Debt. To the extent that any distributions otherwise payable to the Holders have been applied to the payment of the Senior Debt in accordance with the Subordination Provisions, the Holders shall be subrogated to the rights of the holders of the Senior Debt to receive distributions with respect to the Senior Debt; PROVIDED, that so long as any Senior Debt shall remain outstanding, Lender shall not assert any such rights in respect hereof.

      (b) Upon any payment or distribution of assets or securities referred to in the Subordination Provisions, the Holders shall be entitled to rely upon any order or decree of a court of competent


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jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, and upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making any such payment or distribution, delivered to the Holders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Debt and other indebtedness of Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section. Upon the filing of a bankruptcy of any Maker whether voluntary or involuntary, the Senior Lenders shall have the right to file a proof of claim on behalf of Lender in respect of the Lender's Loan.

      (c) So long as the Senior Debt shall remain outstanding, Lender shall waive all of his rights and remedies with respect to the enforcement of this Note, including, but not limited to, the filing of a bankruptcy or other similar proceeding against any Maker, the taking of any action to collect on this Note and the right to accelerate this Note. If no default or Event of Default under the Senior Debt (other than a default or Event of Default arising from any Maker's failure to pay this Note when and as due) shall occur and the Senior Debt shall remain outstanding, Lender may take any action against any Maker (except the filing of a bankruptcy or other similar proceeding against any Maker) to collect (i) any interest payment on this Note when due and payable or
(ii) any principal payment on this Note on or after the Maturity Date; PROVIDED that, in each case, Lender shall only be permitted to receive any such payments pursuant to the terms of the Subordination Provisions.


RIGHTS OF HOLDERS OF SENIOR DEBT NOT TO BE IMPAIRED:

      (a) No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act by any such holder, or by any noncompliance by the Makers with the terms and provisions and covenants herein regardless of any knowledge thereof such holder may have or otherwise be charged with.

      (b) The Subordination Provisions and the provision contained in the last sentence of the fourth paragraph of this Note are intended to be for the benefit of, and shall be enforceable directly by, the holders of the Senior Debt. The Makers, by their acceptance hereof, acknowledge that the holders of the Senior Debt are relying upon the Subordination Provisions in extending such Senior Debt.

OBLIGATIONS OF MAKERS UNCONDITIONAL:

      (a) Nothing contained in this Note is intended to or shall impair, as between the Makers and the Holders, the obligations of the Makers , which are absolute and unconditional, to pay to the Holders the principal of (premium, if any), and interest on, this Note as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Makers other than the holders of the Senior Debt.

      (b) The failure to make a payment on account of principal of, or interest on, this Note by reason of any provision of this Note shall not be construed as preventing the occurrence of a default hereunder.

RIGHT OF ANY HOLDER AS HOLDER OF SENIOR DEBT:

Any Holder in its individual capacity shall be entitled to all the rights set forth in this Note with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this agreement shall deprive such Holder of any of its rights as such holder.



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

REINSTATEMENT:

The subordination provisions of this Note shall continue to be effective or be reinstated, and the Senior Debt shall not be deemed to be paid in full, as the case may be, if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by the holder thereof upon the insolvency, bankruptcy or reorganization of the Makers or otherwise, all as though such payment had not been made.

      If this Note is placed in the hands of an attorney for collection by suit or otherwise, the under-signed hereby agrees to pay all costs of collection, including any reasonable attorney's fee incurred.

      This Note has been delivered in, and shall be governed by and construed in accordance with the laws of, the Commonwealth of Kentucky.

      The terms and conditions of this Note may not be changed, amended, modified or altered in any respect by the parties hereto without the prior written consent of the Senior Debt holders.


MAKERS:

THERMOVIEW INDUSTRIES, INC.
AMERICAN HOME DEVELOPERS CO., INC.
FIVE STAR BUILDERS, INC.
KEY HOME CREDIT, INC.
KEY HOME MORTGAGE, INC.
LEINGANG SIDING AND WINDOW, INC.
PRIMAX WINDOW CO.
PRECISION WINDOW MFG., INC.
ROLOX, INC.
TD WINDOWS, INC.
THERMAL LINE WINDOWS, INC.
THERMOVIEW OF MISSOURI, INC.
THERMO-TILT WINDOW COMPANY
THOMAS CONSTRUCTION, INC.
THERMO-SHIELD OF AMERICA (ARIZONA), INC.
THERMO-SHIELD OF AMERICA (MICHIGAN), INC.
THERMO-SHIELD COMPANY, LLC
THERMO-SHIELD OF AMERICA(WISCONSIN), LLC
THERMOVIEW ADVERTISING GROUP, INC.


By: ___________________________
    Charles L. Smith, President


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